Exhibit 10.2

For Bank Use Only

Reviewed by

Due JULY 5, 2009

Customer #                                                       Loan #

                    INSTALLMENT OR SINGLE PAYMENT NOTE

$ 1,300,000.00	JUNE 27, 2005

FOR VALUE RECEIVED,the undersigned borrower (the “Borrower”), promises to pay to the order of U.S. BANK N.A. (the “Bank”), the principal sum of ONE MILLION THREE HUNDRED THOUSAND AND NO/100
Dollars ($ 1, 300, 000.00                              ) (the “Loan Amount”).

1. Terms for Advance(s). [Choose One:]

Single Advance.

Multiple Advances. Prior to                                                            n/a                               or the earlier termination hereof, the Borrower may obtain advances from the Bank under this Installment or Single Payment Note (the “Note”) in an aggregate amount not exceeding the Loan Amount. Although this Note is expressed as payable in the full Loan Amount, the Borrower will be obligated to pay only the amounts actually disbursed hereunder, together with accrued interest on the outstanding balance at the rates and on the dates specified therein and such other charges provided for herein.

2. Interest.
The unpaid principal balance will bear interest at an annual rate of 6.480%.

3. Payment Schedule.
Principal and interest are payable in 47 installments of $30,921.38 each, beginning AUGUST 5, 2005, and on the same date of each CONSECUTIVE month thereafter (except that if a given month does not have such a date, the last day of such month), plus a final payment equal to all unpaid principal and accrued interest on JULY 5, 2009, the maturity date.

4. Closing Fee.  I If checked here, the Borrower will pay the Bank a one-time closing fee of $ n/a contemporaneously with execution of this Note. This fee is in addition to all other fees, expenses and other amounts due hereunder.

5. Late Payment Fee. Subject to applicable law, if any payment is not made on or before its due date, the Bank may collect a delinquency charge of 5.00 % of the unpaid amount. Collection of the late payment fee shall not be deemed to be a waiver of the Bank’s right to declare a default hereunder.

6. Calculation of Interest. Interest will be computed for the actual number of days principal is unpaid, using a daily factor obtained by dividing the stated interest rate by 360.

7. Default Interest Rate. Notwithstanding any provision of this Note to the contrary, upon any default or at any time during the continuation thereof (including failure to pay upon maturity), the Bank may, at its option and subject to applicable law, increase the interest rate on this Note to a rate of 5% per annum plus the interest rate otherwise payable hereunder. Notwithstanding the foregoing and subject to applicable law, upon the occurrence of a default by the Borrower or any guarantor involving bankruptcy, insolvency, receivership proceedings or an assignment for the benefit of creditors, the interest rate on this Note shall automatically increase to a rate of 5% per annum plus the rate otherwise payable hereunder.

8. Maximum Rate. In no event will the interest rate hereunder exceed that permitted by applicable law. If any interest or other charge is finally determined by a court of competent jurisdiction to exceed the maximum amount permitted by law, the interest or charge shall be reduced to the maximum permitted by law, and the Bank may credit any excess amount previously collected against the balance due or refund the amount to the Borrower.

9. Additional Terms. This Note may be prepaid in full or in part at any time without indemnity. Prepayments of less than all the outstanding principal amount of this Note shall be applied upon principal payments in the inverse order of their maturities.

10. Financial Information. The Borrower will (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; (ii) provide the Bank with such information concerning its business affairs and financial condition (including insurance coverage) as the Bank may reasonably request; and (iii) without request, provide the Bank with annual financial statements prepared by an accounting firm acceptable to the Bank within 120 days of the end of each fiscal year.

11. Credit Balances; Setoff. As additional security for the payment of the obligations described in this Note or any document securing or related to the loan evidenced by this Note (collectively the “Loan Documents”) and any other obligations of the Borrower to the Bank of any nature whatsoever (collectively the “Obligations”), the Borrower hereby grants to the Bank a security interest in, a lien on and an express contractual right to set off against all depository account balances, cash and any other property of the Borrower now or hereafter in the possession of the Bank and the right to refuse to allow withdrawals from any account (collectively “Setoff y. The Bank may, at any time upon the occurrence of a default hereunder (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower and the Bank) Setoff against the Obligations whether or not the Obligations (including future installments) are then due or have been accelerated, all without any advance or contemporaneous notice or demand of any kind to the Borrower, such notice and demand being expressly waived.

12. Advances and Paying Procedure. The Bank is authorized and directed to credit any of the Borrower’s accounts with the Bank (or to the account the Borrower designates in writing) for all loans made hereunder, and the Bank is authorized to debit such account or any other account of the Borrower with the Bank for the amount of any principal, interest or expenses due under the Note or other amount due hereunder on the due date with respect thereto. Payments due under the Note and other Loan Documents will be made in lawful money of the United States. All payments may be applied by the Bank to principal, interest and other amounts due under the Loan Documents in any order which the Bank elects. If, upon any request by the Borrower to the Bank to issue a wire transfer, there is an inconsistency between the name of the recipient of the wire and its identification number as specified by the Borrower, the Bank may, without liability, transmit the payment via wire based solely upon the identification number.

13. Defaults. Not with standing any cure periods described below, the Borrower shall immediately notify the Bank in writing when the Borrower obtains knowledge of the occurrence of any default specified below. Regardless of whether the

Borrower has given the required notice, the occurrence of one or more of the following shall constitute a default:

          (a) Nonpayment. The Borrower shall fail to pay (i) any interest due on this Note or any fees, charges, costs or expenses under the Loan Documents by 5 days after the same becomes due; or (ii) any principal amount of this Note when due.

          (b) Nonperformance. The Borrower or any guarantor of the Borrower’s Obligations to the Bank (“Guarantor”)shall fail to perform or observe any agreement, term, provision, condition, or covenant (other than a default occurring under (a), (c), (d), (e), (f) or (g) of this paragraph 13) required to be performed or observed by the Borrower or any Guarantor hereunder or under any other Loan Document or other agreement with or in favor of the Bank.

          (c) Misrepresentation. Any financial information, statement, certificate, representation or warranty given to the Bank by the Borrower or any Guarantor (or any of their representatives) in connection with entering into this Note or the other Loan Documents and/or any borrowing thereunder, or required to be furnished under the terms thereof, shall prove untrue or misleading in any material respect (as determined by the Bank in the exercise of its judgment) as of the time when given.

          (d) Default on Other Obligations. The Borrower or any Guarantor shall be in default under the terms of any loan agreement, promissory note, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any indebtedness owing by the Borrower or any Guarantor to the Bank or any indebtedness in excess of $10,000 owing by the Borrower to any third party, and the period of grace, if any, to cure said default shall have passed.

          (e) Judgments. Any judgment shall be obtained against the Borrower or any Guarantor which, together with all other outstanding unsatisfied judgments against the Borrower (or such Guarantor), shall exceed the sum of $10,000 and shall remain unvacated, unbonded or unstayed for a period of 30 days following the date of entry thereof.

          (f) Inability to Perform; Bankruptcy/Insolvency. (i) The Borrower or any Guarantor shall die or cease to exist; or (ii) any Guarantor shall attempt to, revoke any guaranty of the Obligations described herein, or any guaranty becomes unenforceable in whole or in part for any reason; or (iii) any bankruptcy, insolvency or receivership proceedings, or an assignment for the benefit of creditors, shall be commenced under any Federal or state law by or against the Borrower or any Guarantor; or (iv) the Borrower or any Guarantorshall become the subject of any out-of-court settlementwith its creditors; or (v) the Borrower or any Guarantor is unable or admits in writing its inability to pay its debts as they mature; or (vi) if the Borrower is a limited liability company, any member thereof shall withdraw or otherwise become disassociated from the Borrower.

          (g) Adverse Change; Insecurity. (i) There is a material adverse change in the business, properties, financial condition or affairs of the Borrower or any Guarantor, or in any collateral securing the Obligations; or (ii) the Bank in good faith deems itself insecure.

14. Termination of Loans; Additional Bank Rights. Upon the occurrence of any of the events identified in paragraph 13, the Bank may at any time (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower and the Bank) (i) immediately terminate its obligation, if any, to make additional loans to the Borrower; (ii) Setoff; and/or (iii) take such other steps to protect or preserve the Bank’s interest in any collateral, including without limitation, notifying account debtors to make payments directly to the Bank, advancing funds to protect any collateral and insuring collateral at the Borrower’s expense; all without demand or notice of any kind, all of which are hereby waived.

15. Acceleration of Obligations. Upon the occurrence of any of the events identified in paragraph 13(a) through 13(e) and 13(g), and the passage of any applicable cure periods, the Bank may at any time thereafter, by written notice to the Borrower, declare the unpaid principal balance of any Obligations, together with the interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, to be immediately due and payable; and the unpaid balance shall thereupon be due and payable, all without presentation, demand, protest or further notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. Upon the occurrence of any event under paragraph 13(f), the unpaid principal balance of any Obligations, together with all interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, shall thereupon be immediately due and payable, all without presentation, demand, protest or notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. Nothing contained in paragraph 13 or 14 or this paragraph shall limit the Bank’s right to Setoff as provided in this Note.

16. Collateral. This Note is secured by any and all security interests, pledges, mortgages/deeds of trust (except any mortgage/deed of trust expressly limited by its terms to a specific obligation of Borrower to Bank) or liens now or hereafter in existence granted to the Bank to secure indebtedness of the Borrower to the Bank (unless prohibited by law), including, without limitation, as described in the following documents:

17. Guaranties. This Note is guarantied by each and every guaranty now or hereafterin existence guarantying the indebtedness of the Borrower to the Bank (except for any guaranty expressly limited by its terms to a specific separate obligation of Borrower to the Bank) including, without limitation, the following: STEVEN M. WHITE

18. Additional Bank Rights. Without affecting the liability of any Borrower, endorser, surety or guarantor, the Bank may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note, or agree not to sue any party liable on it.

19. Warranties. The Borrower makes the following warranties: (A) This Note and the other Loan Documents are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms. (B) The execution, delivery and performance of this Note and all other Loan Documents to which the Borrower is a party (i) are within the borrower’s power; (ii) have been duly authorized by all appropriate entity action; (iii) do not require the approval of any governmental agency; and (iv) will not violate any law, agreement or restriction by which the Borrower is bound. (C) If the Borrower is not an individual, the Borrower is validly existing and in good standing under the laws of its state of organization, has all requisite power and authority and possesses all licenses necessary to conduct its business and own its properties.

20. Waivers; Relationship to Other Documents. All Borrowers, endorsers, sureties and guarantors waive presentment, protest, demand, and notice of dishonor. No delay on the part of the Bank in exercising any right, power or privilege hereunder or under any of the other Loan Documents will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. The warranties, covenants and other obligations of the Borrower (and rights and remedies of the Bank) in this Note and all related documents are intended to be cumulative and to supplement each other.

21. Expenses and Attorneys’ Fees. Upon demand, the Borrower will immediately reimburse the Bank and any participant in the Obligations (“Participant”)for all attorneys’ fees and all other costs, fees and out-of-pocket disbursements incurred by the Bank or any Participant in connection with the preparation, execution, delivery, administration, defense and enforcement of this Note or any of the other Loan Documents, including attorneys’ fees and all other costs and fees (a) incurred before or after commencement of litigation or at trial, on appeal or in any other proceeding, (b) incurred in any bankruptcy proceeding and (c) related to any waivers or amendments with respect thereto (examples of costs and fees include but are not limited to fees and costs for: filing, perfecting or confirming the priority of the Bank’s lien, title searches or insurance, appraisals, environmental audits and other reviews related to the Borrower, any collateral or the loans, if requested by the Bank). The Borrower will also reimburse the Bank and any Participantfor all costs of collection before and after judgment, and the costs of preservation and/or liquidation of any collateral.

22. Applicable Law and Jurisdiction; Interpretation; Joint Liability Severability. This Note-and all other Loan Documents shall be governed by and interpreted in accordance with the internal laws of the State of OREGON, except to  the extent superseded by Federal law. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERALCOURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF THE BANK’S BRANCH WHERE THE LOAN WAS ORIGINATED,AND WAIVESANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARDTO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS NOTE, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONSARISINGTHEREFROM,OR ENFORCEMENTAND/OR INTERPRETATIONOF ANY OF THE FOREGOING. Nothing herein shall affect the Bank’s rights to serve process in any manner permitted by law, or limit the Bank’s right to bring proceedings against the Borrower in the competent courts of any other jurisdiction or jurisdictions. This Note, the other Loan Documents and any amendments hereto (regardless of when executed) will be deemed effective and accepted only upon the Bank’s receipt of the executed originals thereof. If there is more than one Borrower, the liability of the Borrowers shall be joint and several, and the reference to “Borrower” shall be deemed to refer to all Borrowers. Invalidity of any provision of this Note shall not affect the validity of any other provision.

23. Successors. The rights, options, powers and remedies granted in this Note and the other Loan Documents shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank, including without limitation any purchaser of any or all of the rights and obligations of the Bank under the Note and the other Loan Documents. The Borrower may not assign its rights or obligations under this Note or any other Loan Documents without the prior written consent of the Bank.

24. Disclosure. The Bank may, in connection with any sale or potential sale of all or any interest in the Note and other Loan Documents, disclose any financial information the Bank may have concerning the Borrower to any purchaser or potential purchaser. From time to time, the Bank may, in its discretion and without obligation to the Borrower, any Guarantor or any other third party, disclose information about the Borrower and this loan to any Guarantor, surety or other accommodation party. This provision does not obligate the Bank to supply any information or release the Borrower from its obligation to provide such information, and the Borrower agrees to keep all Guarantors, sureties or other accommodation parties advised of its financial condition and other matters which may be relevant to their obligations to the Bank.

25. Copies; Entire Agreement; Modification. The Borrower hereby acknowledges the receipt of a copy of this Note and all other Loan Documents. This Note is a “transferable record” as defined in applicable law relating to electronic transactions. Therefore, the holder of this Note may, on behalf of Borrower, create a microfilm or optical disk or other electronic image of this Note that is- an authoritative copy as defined in such law. The holder of this Note may store the authoritative copy of such Note in its electronic form and then destroy the paper original as part of the holder’s normal business practices. The holder, on its own behalf, may control and transfer such authoritative copy as permitted by such law.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENTSHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING, EXPRESSING CONSIDERATION AND SIGNED BY THE PARTIES ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLYENFORCED. THE TERMS OF THIS AGREEMENTMAY ONLY BE CHANGED BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE SHALLALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN BORROWER AND THE BANK. A MODIFICATION OF ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN BORROWER AND THE BANK, WHICH OCCURS AFTER RECEIPT BY BORROWER OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT. ORAL OR IMPLIED MODIFICATIONS TO SUCH CREDIT AGREEMENTSARE NOT ENFORCEABLEAND SHOULD NOT BE RELIED UPON.

26. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, THE BORROWER AND THE BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. THE BORROWER AND THE BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

27. Attachments. All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Installment or Single Payment Note, are hereby expressly incorporated by reference.

(Individual Borrower)ITEX CORPORATION

Borrower Name (Organization)

Borrower Name               N/A

                    a Nevada corporation

                    By:  /s/  STEVEN WHITE

Name and Title STEVEN M. WHITE, CHAIRMAN OF THE BOARD

Borrower Address: 3625 132ND AVENUE SE. SUITE 200, BELLEVUE. WA 98006

Borrower Telephone No 425-463-4001

ADDENDUM TO NOTE

This Addendum is made part of the Installment or Single Payment Note dated as of the date of this Addendum (the “Note”) by the undersigned borrower (the “Borrower”) in favor of U. S. BANK N.A. (the “Bank”) in the original principal amount of $ 1, 300, 000. 00. The warranties, covenants and other terms described below are hereby added to the Note.

Incorporation of Loan Agreement. Borrower and Bank entered into a loan agreement dated DECEMBER 2, 2004 (as amended, extended, or restated from time to time, the “Loan Agreement”) which Loan Agreement remains in full force and effect and is incorporated in its entirety herein by reference as though fully set forth herein. The warranties, covenants and other obligations of Borrower (and the rights and remedies of Bank) that are outlined in the Note and the Loan Agreement are intended to supplement each other. In the event of any inconsistencies in any of the terms of the Note and the Loan Agreement, all terms will be cumulative so as to give Bank the most favorable rights set forth in the conflicting documents, except that if there is a direct conflict between the Note and the Loan Agreement, the terms of the Note shall control as to the loan covered by the Note and the terms of the Loan Agreement shall control as to the loans specifically covered by the Loan Agreement. The provisions of the Loan Agreement shall continue in full force and effect with respect to the Note notwithstanding termination of the Loan Agreement subsequent to the date hereof unless the documentation terminating the Loan Agreement expressly states that the representations, warranties and covenants of the Borrower as set forth in the Loan Agreement no longer apply to the Note. The Note is in addition to any notes referred to in the Loan Agreement.

Dated as of: JUNE 27, 2005

(Individual Borrower)	ITEX CORPORATION

Borrower Name (Organization) a NEVADA Corporation

Borrower Name N/A	By: /s/ STEVEN WHITE

Name and Title STEVEN M. WHITE, CHAIRMAN OF THE BOARD

BUSINESS SECURITY AGREEMENT

This Business Security Agreement (“Agreement”) is made and entered into by the undersigned borrower, guarantor and/or other obligor/pledgor (the “Debtor7 in favor of U. S. BANK N.A. , 555 SW OAK, PORTLAND, OR 97204 (the “Bank” as of the date set forth on the last page of this Agreement.

ARTICLE I. SECURITY INTEREST

1.1 Grant of Security Interest. Debtor hereby grants a security interest in and collaterally assigns the Collateral (defined below) to Bank to secure all-of Debtor’s Obligations (defined below) to Bank. The intent of the parties hereto is that the Collateral secures all Obligations of Debtor to Bank, whether or not such Obligations exist under this Agreement or any other agreements, whether now or here after existing, between Debtor and Bank or in favor of Bank, including, without limitation, any note, any loan or security agreement, any lease, any mortgage, deed of trust or other pledge of an interest in real or personal property, any guaranty, any letter of credit or banker’s acceptance, any agreement for any other services or credit extended by Bank to Debtor even though not specifically enumerated herein, and any other agreement with Bank (together and individually, the “LoanDocuments”).

1.2 “Collateral”means all of the following whether now owned or existing or hereafter acquired by Debtor (or by Debtor with spouse), whereverlocated (including all documents, general intangibles, additions and accessions, spare and repair parts, special tools, replacements, returned or repossessed goods and books and records relating to the following; and all proceeds, supporting obligations and products of the following) [check all that apply]:

☒    All accounts, instruments, documents, chattel paper, general intangibles, contract rights, investment property (including any securities entitlements and/or securities accounts held by Debtor), certificates of deposit, deposit accounts, and letterof credit rights; and

☒    All inventory; and

☒    All equipment; and

          All fixtures; and

          Specific Collateral (the following, whether constituting instruments, chattel paper, general intangibles, equipment, accounts, inventory, fixtures or other collateral):

In the event only the first three boxes are checked, Debtor acknowledges and agrees that the foregoing collateral description covers all assets (except fixtures) of Debtor. Bank may at any time and from time to time file financing and continuation statements and amendments thereto reflecting the same.

1.3 “Obligations” means all Debtor’s debts (except for consumer credit if Debtor is a natural person), liabilities, obligations, covenants, warranties, and duties to Bank (plus its affiliates including any credit card debt, but specifically excluding any type of consumer credit), whether now or hereafter existing or incurred, whether liquidated or unliquidated, whether absolute or contingent, whether arising out of the Loan Documents or otherwise, and all other debts and obligations due Bank under any lease, agricultural, real estate or other financing transaction and regardless of whether such financing is related in time or type to the financing provided at the time of grant of this security interest, and regardless of whether such Obligations arise out of existing or future credit granted by Bank to any Debtor, to any Debtor and others, to others guaranteed, endorsed or otherwise secured by any Debtor or to any debtor-in-possession or other successor-in-interest of any Debtor, and including principal, interest, fees, expenses and charges relating to any of the foregoing.

1.4 Other Definitions. Unless otherwise defined, the terms set forth in this Agreement shall have the meanings set forth in the Uniform Commercial Code as adopted in the Loan Documents and as amended from time to time. The defined terms hereunder shall be interpreted in a manner most favorable to Bank.

ARTICLE II. WARRANTIESAND COVENANTS

In addition to all other warranties and covenants of Debtor under the Loan Documents which are expressly incorporated herein as part of this Agreement and while any part of the credit granted Debtor under the Loan Documents is available or any Obligations of Debtor to Bank are unpaid or outstanding, Debtor continuously warrants and agrees as follows:

2.1 Debtor’s Name, Location; Notice of Location Changes. Except as otherwise disclosed to Bank in writing, Debtor’s name and organizational structure  have remained the same during the past five (5) years. Debtor will continue to use only the name set forth with Debtor’s signature unless Debtor gives Bank prior written notice of any change. Furthermore, Debtor shall not do business under another name nor use any trade name without giving ten (10) days prior written notice to Bank. Debtor will not change its status or organizational structure without the prior written consent of Bank. Debtor will not change its location or registration (if Debtor is a registered organization) to another state without prior written notice to Bank. The address appearing in the Article 9 Certificate, if any, is Debtor’s chief executive office (or residence if Debtor is a sole proprietor).

2.2 Status of Collateral. All Collateral is genuine and validly existing. Except for items of insignificant value or as otherwise reflected in writing by Debtor to Bank under a borrowing base or otherwise, (i) Collateral constituting inventory, equipment and fixtures is in good condition, not obsolete and is either currently saleable or usable; and (ii) Collateral constituting accounts, contract rights, notes, chattel paper and other third-party obligations to pay is fully enforceable in accordance with its terms and not subject to return, dispute, setoff, credit allowance or adjustment, except for discounts for prompt payment. Unless Debtor provides Bank with written notice to the contrary, Debtor has no notice or knowledge of anything that would impair the ability of any third-party obligor to pay any debt to Debtor when due.

2.3 Ownership; Maintenance of Collateral; Restrictions on Liens and Dispositions. Debtor is the sole owner of the Collateral free of all liens, claims, other encumbrances and security interests except as permitted in writing by Bank. Debtor shall: (i) maintain the Collateral in good condition and repair (reasonable wear and tear excepted), and not permit its value to be impaired; (ii) not permit waste, removal or loss of identity of the Collateral; (iii) keep the Collateral free from all liens, executions, attachments, claims, encumbrances and security interests (other than Bank’s paramount security interest and those permitted in writing by Bank); (iv) defend the Collateral against all claims and legal proceedings by persons other than Bank; (v) pay and discharge when due all taxes, levies and other charges or fees upon the Collateral except for payment of taxes contested by Debtor in good faith by appropriate proceedings so long as no levy or lien has been imposed upon the Collateral; (vi) not lease, sell or transfer the Collateral to any party nor move it to any new location outside of the ordinary course of business; (vii) not permit the Collateral, without the consent of Bank, to become a fixture or an accession to other goods; (viii) not permit the Collateral to be used in violation of any applicable law, regulation or policy of insurance; and, (ix) as to the Collateral consisting of instruments and chattel paper, preserve Bank’s rights in it against all other parties. Notwithstanding the above, Debtor may sell, lease or transfer inventory in the ordinary course of its business provided that no sale, lease or transfer shall include any transferor sale in satisfaction (partial or complete) of a debt owed by Debtor; title will not pass to buyer until Debtor physically delivers the goods to buyer or Debtor ships the goods F.O.B. to buyer’s destination; and sales and/or leases to Debtor’s affiliates shall be for fair market value, cash on delivery, with the proceeds remitted to Bank.

2.4 Maintenance of Security Interest; Purchase Money Security Interests. Debtor shall take any action requested by Bank to preserve the Collateral and to establish the value of, the priority of, to perfect, to continue the perfection of or to enforce Bank’s interest in the Collateral and Bank’s rights under this Agreement; and shall pay all costs and expenses related thereto. Debtor shall also cooperate with Bank in obtaining control (for purposes of perfection under the Uniform Commercial Code) of Collateral consisting of deposit accounts, investment property, letter of credit rights, electronic chattel paper and any other collateral where Bank may obtain perfection through control. Debtor hereby authorizes Bank to take any and all actions described above and in place of Debtor with respect to the Collateral and hereby ratifies any such actions Bank has taken prior to the date of this Agreement and hereafter, which actions may include, without limitation, filing UCC financing statements and obtaining or attempting to obtain control agreements from holders of the Collateral. Debtor and Bank intend to maintain the full effect of any purchase money security interest granted in favor of Bank notwithstanding the fact that the Collateral so purchased is also pledged as security for other Obligations under the Loan Documents.

2.5 Collateral Inspections; Modifications and Changes in Collateral. At reasonable times, Bank may examine the Collateral and Debtor’s records pertaining to it, wherever located, and make copies of such records at Debtor’s expense; and Debtor shall assist Bank in so doing. Without Bank’s prior written consent, Debtor shall not alter, modify, discount, extend, renew or cancel any Collateral, except for ordinary discounts for prompt payment on accounts, physical modifications to the inventory occurring in the manufacturing process or alterations to equipment which do not materially affect its value. Debtor shall promptly notify Bank in writing of any material change in the condition of the Collateral and of any change in location of the Collateral.

2.6 Collateral Records, Reports and Statements. Debtor shall keep accurate and complete records respecting the Collateral in such form as Bank may approve. At such times as Bank may require, Debtor shall furnish to Bank any records/information Bank might require, including, without limitation, a statement certified by Debtor and in such form and containing such information as may be prescribed by Bank showing the current status and value of the Collateral.

2.7 Chattel Paper, Instruments, Etc. Chattel paper, instruments, drafts, notes, acceptances, and other documents which constitute Collateral shall be on forms satisfactory to Bank. Debtor shall promptly mark chattel paper to indicate conspicuously Bank’s security interest therein, shall not deliver any chattel paper or negotiable instruments to any other entity and, upon request, shall deliver all original chattel paper, instruments, drafts, notes, acceptances and other documents which constitute Collateral to Bank.

2.8 United States Government Contracts. If any accounts or contract rights arose out of contracts with the United States or any of its departments, agencies or instrumentalities, Debtor shall promptly notify Bank and execute any writings required by Bank so that all money due or to become due under such contracts shall be assigned to Bank under the Federal Assignment of Claims Act.

2.9 Environmental Matters. Except as disclosed in a written schedule attached to this Agreement (if no schedule is attached, there are no exceptions), there exists no uncorrected violation by Debtor of any federal, state or local laws (including statutes, regulations, ordinances or other governmental restrictions and requirements) relating to the discharge of air pollutants, water pollutants or process waste water or otherwise relating to the environment or Hazardous Substances as hereinafter defined, whether such laws currently exist or are enacted in the future (collectively “EnvironmentaLaws”). The term “Hazardous Substances” shall mean any hazardous or toxic wastes, chemicals or other substances, the generation, possession or existence of which is prohibited or governed by any Environmental Laws. Debtor is not subject to any judgment, decree, order or citation, or a party to (or threatened with) any litigation or administrative proceeding, which asserts that Debtor (i) has violated any Environmental Laws; (ii) is required to clean up, remove or take remedial or other action with respect to any Hazardous Substances (collectively “Remedial Action”); or (iii) is required to pay all or a portion of the cost of any Remedial Action, as a potentially responsible party. There are not now, nor to Debtor’s knowledge after reasonable investigation have there ever been, any Hazardous Substances (or tanks or other facilities for the storage of Hazardous Substances) stored, deposited, recycled or disposed of on, under or at any real estate owned or occupied by Debtor during the periods that Debtor owned or occupied such real estate, which if present on the real estate or in soils or ground water, could require Remedial Action. To Debtor’s knowledge, there are no proposed or pending changes in Environmental Laws which would adversely affect Debtor or its _ business, and there are no conditions existing currently or likely to exist while the Loan Documents are in effect which would subject Debtor to Remedial Action or other liability. Debtor currently complies with and will continue to timely comply with all applicable Environmental Laws; and will provide Bank, immediately upon receipt, copies of any correspondence, notice, complaint, order or other document from any source asserting or alleging any circumstance or condition which requires or may require a financial contribution by Debtor or Remedial Action or other response by or on the part of Debtor under Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from Debtor for an alleged violation of Environmental Laws.

2.10 Insurance. Debtor will maintain insurance to such extent, covering such risks and with such insurers as is usual and customary for businesses operating similar properties, and as is satisfactory to Bank, including insurance for fire and other risks insured against by extended or comprehensive coverage, public liability insurance and workers’ compensation insurance; and will designate Bank as loss payee with a “Lender’s Loss Payable” endorsement on any casualty policies and take such other action as Bank may reasonably request to ensure that Bank will receive (subject to no other interests) the insurance proceeds of the Collateral. Debtor hereby assigns all insurance proceeds to and irrevocably directs, while any Obligations remain unpaid, any insurer to pay to Bank the proceeds of all such insurance and any premium refund; and authorizes Bank to endorse Debtor’s name to effect the same, to make, adjust or settle, in Debtor’s name, any claim on any insurance policy relating to the Collateral; and, at the option of Bank, to apply such proceeds and refunds to the Obligations or to restoration of the Collateral, returning any excess to Debtor. In the event of any failure of the Debtor to obtain or maintain any insurance required hereunder, the Bank shall have the authority, but not the obligation, to obtain any such insurance coverage, and the Debtor shall immediately reimburse the Bank for the cost thereof, together with interest on such amount at the highest rate of interest then accruing on any of the Obligations.

ARTICLE Ill. RIGHTS AND DUTIES OF BANK

In addition to all other rights (including setoff) and duties of Bank under the Loan Documents which are expressly incorporated herein as a part of this Agreement, the following provisions shall also apply:

3.1 Authority to Perform for Debtor. Debtor presently appoints any officer of Bank as Debtor’s attorney-in-f act (coupled with an interest and irrevocable while any Obligations remain unpaid) to do any of the following upon default by Debtor hereunder (not with-standing any notice requirements or grace/cure periods under this or other agreements between Debtor and Bank): (i) to file, endorse or place the name of Debtor on any invoice or document of title relating to accounts, drafts against customers, notices to customers, notes, acceptances, assignments of government contracts, instruments, financing statements, checks, drafts, money orders, insurance claims or payments or other documents evidencing payment or a security interest relating to the Collateral; (ii) to receive, open and dispose of all mail addressed to Debtor and to notify the Post Office authorities to change the address for delivery of mail addressed to Debtor to an address designated by Bank; (iii) to do all such other acts and things necessary to carry out Debtor’s duties under this Agreement and the other Loan Documents; and (iv) to perfect, protect and/or realize upon Bank’s interest in the Collateral. If the Collateral includes funds or property in depository accounts, Debtor authorizes each of its depository institutions to remit to Bank, without liability to Debtor, all of Debtor’s funds on deposit with such institution upon written direction by Bank after default by Debtor hereunder. All acts by Bank are hereby ratified and approved, and Bank shall not be liable for any acts of commission or omission, nor for any errors of judgment or mistakes of fact or law.-

3.2 Verification and Notification; Bank’s Rights. Bank may verify Collateral in any manner, and Debtor shall assist Bank in so doing. Upon the occurrence of a default hereunder, Bank may at any time and Debtor shall, upon request of Bank, notify the account debtors to make payment directly to Bank; and Bank may enforce collection of, sell, settle, compromise, extend or renew the indebtedness of such account debtors; all without notice to or the consent of Debtor. Until account debtors are so notified, Debtor, as agent of Bank, shall make collections on the Collateral. Bank may at any time notify any bailee possessing Collateral to turn over the Collateral to Bank.

3.3 Collateral Preservation. Bank shall use reasonable care in the custody and preservation of any Collateral in its physical possession but in determining such standard of reasonable care, Debtor expressly acknowledges that Bank has no duty to: (i) insure the Collateral against hazards; (ii) ensure that the Collateral will not cause damage to property or injury to third parties; (iii) protect it from seizure, theft or conversion by third parties, third parties’ claims or acts of God; (iv) give to Debtor any notices received by Bank regarding the Collateral; (v) perfect or continue perfection of any security interest in favor of Debtor; (vi) perform any services, complete any work-in-process or take any other action in connection with the management or maintenance of the Collateral; or (vii) sue or other-wise effect collection upon any accounts even if Bank shall have made a demand for payment upon individual account debtors. Notwith-standing any failure by Bank to use reasonable care in preserving the Collateral, Debtor agrees that Bank shall not be liable for consequential or special damages arising there from.

3.4 Setoff. As additional security for the payment of the Obligations, Debtor hereby grants to Bank a security interest in, a lien on and an express contractual right to set off against all depository account balances, cash and any other property of Debtor now or here after in the possession of Bank and the right to refuse to allow withdrawals from any account (collectively “Setoff 7. Bank may, at any time upon the occurrence of a default hereunder (notwithstanding any notice requirements or grace/cure periods under this or other agreements between Debtor or Borrower and Bank), Setoff against the Obligations whether or not the Obligations (including future installments) are then due or have been accelerated, all without any advance or contemporaneous notice or demand of any kind to Debtor, such notice and demand being expressly waived.

ARTICLE IV. DEFAULTS AND REMEDIES

4.1 Defaults. Bank may enforce its rights and remedies under this Agreement upon default. A default shall occur if Debtor fails to comply with the terms of any Loan Documents (including this Agreement or any guaranty by Debtor), a demand for payment is made under a demand loan, or any other obligor fails to comply with the terms of any Loan Documents for which Debtor has given Bank a guaranty or pledge.

4.2 Cumulative Remedies; Notice; Waiver. In addition to the remedies for default set forth in the Loan Documents, Bank upon default shall have all other rights and remedies for default provided by the Uniform Commercial Code, as well as any other applicable law and this Agreement, INCLUDING, WITHOUT LIMITATION,THE RIGHTTO REPOSSESS,RENDER UNUSABLE AND/OR DISPOSEOF THE COLLATERALWITHOUT JUDICIAL PROCESS. The rights and remedies specified herein are cumulative and are not exclusive of any rights or remedies which Bank would otherwise have. With respect to such rights and remedies:

(a) Assembling Collateral; Storage; Use of Debtor’s Name/Other Property. Bank may require Debtor to assemble the Collateral and to make it available to Bank at any convenient place designated by Bank. Debtor recognizes that Bank will not have an adequate remedy in Law if this obligation is breached and accordingly, Debtor’s obligation to assemble the Collateral shall be specifically enforceable. Bank shall have the right to take immediate possession of said Collateral and Debtor irrevocably authorizes Bank to enter any of the premises wherever said Collateral shall be located, and to store, repair, maintain, assemble, manufacture, advertise and sell, lease or dispose of (by public sale or otherwise) the same on said premises until sold, all without charge or rent to Bank. Bank is hereby granted an irrevocable license to use, without charge, Debtor’s equipment, inventory, labels, patents, copyrights, franchises, names, trade secrets, trade names, trademarks and advertising matter and any property of a similar nature; and Debtor’s rights under all licenses and franchise agreements shall inure to Bank’s benefit. Further, Debtor releases Bank from obtaining a bond or surety with respect to any repossession and/or disposition of the Collateral.

(b) Notice of Disposition. Written notice, when required by law, sent to any address of Debtor in this Agreement, at least five (5) calendar days (counting the day of sending) before the date of a proposed disposition of the Collateral is reasonable notice but less notice may be reasonable under the circumstances. Notification to account debtors by Bank shall not be deemed a disposition of the Collateral. Notice of any record shall be deemed delivered when the record has been (a) deposited in the United States Mail, postage pre-paid, (b) received by overnight delivery service, (c) received by telex, (d) received by telecopy, (e) received through the internet, or (f) when personally delivered.

(c) Possession of Collateral/Commercial Reasonableness. Bank shall not, at any time, be obligated to either take or retain possession or control of the Collateral. With respect to Collateral in the possession or control of Bank, Debtor and Bank agree that as a standard for determining commercial reasonableness, Bank need not liquidate, collect, sell or otherwise dispose of any of the Collateral if Bank believes, in good faith, that disposition of the Collateral would not be commercially reasonable, would subject Bank to third-party claims or liability, that other potential purchasers could be attracted or that a better price could be obtained if Bank held the Collateral for up to 2 years. Bank may sell Collateral without giving any warranties and may specifically disclaim any warranties of title or the like. Furthermore, Bank may sell the Collateral on credit (and reduce the Obligations only when payment is received from the buyer), at wholesale and/or with or without an agent or broker; and Bank need not complete, process, repair, clean-up or otherwise prepare the Collateral prior to disposition. If the purchaser fails to pay for the Collateral, Bank may resell the Collateral and Debtor shall be credited with the cash proceeds of the sale. Bank may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d) Waiver by Debtor. Bank has no obligation and Debtor waives any obligation to attempt to satisfy the Obligations by collecting the obligations from any third parties and Bank may release, modify or waive any collateral provided by any third party to secure any of the Obligations, all without affecting Bank’s rights against Debtor. Debtor further waives any obligation on the part of Bank to marshal any assets in favor of Debtor or in payment of the Obligations. Notwithstanding any provisions in this Agreement or any other agreement between Debtor and Bank, Debtor does not waive any statutory rights except to the extent that the waiver thereof is permitted by law.

(e) Waiver by Bank. Bank may permit Debtor to attempt to remedy any default without waiving its rights and remedies hereunder, and Bank may waive any default without waiving any other subsequent or prior default by Debtor. Furthermore, delay on the part of Bank in exercising any right, power or privilege hereunder or at law shall not operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude other exercise thereof or the exercise of any other right, power or privilege. No waiver or suspension shall be deemed to have occurred unless Bank has expressly agreed in writing specifying such waiver or suspension.

ARTICLE V. MISCELLANEOUS

All other provisions in the Loan Documents are expressly incorporated as a part of this Agreement.

5.1 Deposit with Bank. At any time upon default, Bank may require that all proceeds of Collateral received by Debtor shall be held by Debtor upon an express trust for Bank, shall not be commingled with any other funds or property of Debtor and shall be turned over to Bank in precisely the form received (but endorsed by Debtor, if necessary for collection) not later than the business day following the day of their receipt. All proceeds of Collateral received by Bank directly or from Debtor shall be applied against the Obligations in such order and at such times as Bank shall determine.

5.2 Attachments. All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Agreement, are hereby expressly incorporated by reference.

IN WITNESS WHEREOF, the undersigned has/have executed this BUSINESS SECURITY AGREEMENT as of June 27, 2005

(Individual Debtor)

ITEX CORPORATION
Debtor Name (Organization)

a NEVADA Corporation

By:  /s/  STEVEN WHITE

Name and Title STEVEN M. WHITE, CHAIRMAN OF THE BOARD

                    CONTINUING GUARANTY (Limited)

1. Guarantee. For value received, and to induce U. S. BANK N. A.(the “Bank”) to extend or continue credit or other financial accommodations now or in the future to ITEX CORPORATION (the “Borrower”), the undersigned (the “Guarantor”) hereby absolutely and unconditionally jointly and severally guarantees prompt payment of and promises to pay or cause to be paid to the Bank the Obligations (as here in after defined), whether or not the Obligations are valid and enforceable against the Borrower, whenever the Obligations become due, whether on demand, at maturity or by reason of acceleration, or at the time the Borrower or the Guarantor shall become the subject of any bankruptcy or insolvency proceeding. As used herein, the term “Obligation” shall mean all loans, drafts, overdrafts, checks, notes and all other debts, liabilities and obligations of every kind owing by the Borrower to the Bank, whether direct or indirect, absolute or contingent, liquidated or unliquidated whether of the same or a different nature and whether existing now or in the future, including interest thereon and all costs, expenses and reasonable attorneys’ fees (including fees of inside counsel) paid or incurred by the Bank at any time before or after judgment in attempting to collect any of the foregoing, to realize on any collateral securing any of the foregoing or this Guaranty, and to enforce this Guaranty. The definition of “Obligations” also includes the amount of any payments made to the Bank or another on behalf of the Borrower (including payments resulting from liquidation of collateral) which are recovered from the Bank by a trustee, receiver, creditor or other party pursuant to applicable Federal or state law (the “Surrendered Payments”). In the event that-the Bank makes any Surrendered Payments (including pursuant to a negotiated settlement),the Surrendered Payments shall immediately be reinstated as Obligations, regardless of whether the Bank has surrendered or cancelled this Guaranty prior to returning the Surrendered Payments. The amount of liability under this Guaranty is limited to (i) the principal amount of  ONE MILLION EIGHT HUNDRED THOUSAND AND NO/100 ($1,800,000.00)) at any time outstanding, plus (ii) any interest which may have accrued on the principal amount of the Obligations and any interest which may accrue on the indebtedness of the Guarantor to the Bank should the Guarantor’s indebtedness under this Guaranty not be promptly paid, plus (iii) all costs, expenses and fees (including reasonable attorneys’ fees) paid or incurred by the Bank at any time in attempting to collect the Obligations, to realize on any collateral securing the Obligations or this Guaranty, and to enforce this Guaranty. In the event that other limited guaranties are being given by other limited guarantors in connection with the giving of this Guaranty, each Guarantor acknowledges that (i) this Guaranty and all such other limited guaranties are cumulative, (ii) payments by one or more of such other limited guarantors will not reduce the amount of liability under this Guaranty, (iii) the Bank shall not be obligated to demand payment from or attempt to collect from any of such other limited guarantors prior to or contemporaneously with demanding or collecting payment under this Guaranty, and (iv) the Bank shall be under no obligation to seek pro rata contribution from any of such other limited guarantors.

2. Consent to Bank Actions; No Discharge. The Guarantor agrees that the Bank does not have to take any steps whatsoever to realize upon any collateral securing the Obligations, or to proceed against the Borrower or any other guarantor or surety for the Obligations either before or after proceeding against the Guarantor; and the Guarantor waives any claim of marshalling of assets against the Bank or any collateral. The Guarantor also agrees that the Bank may do or refrain from doing any of the following without notice to, or the consent of, the Guarantor, without reducing or discharging the Guarantor’s liability under this Guaranty: (i) renew, amend, modify, extend or release any existing or future Obligations (including making additional advances, or changing the interest rate or amount, time or manner of payment of any Obligations), and make additional extensions of credit to the Borrower (which will become additional Obligations), regardless of when such modifications or additional extensions of credit are made, and regardless of whether they are similar to or different from any other Obligations; (ii) amend, supplement and waive compliance with any of the provisions of documents evidencing or related to any of the Obligations; (iii) settle, modify, release, compromise or subordinate any Obligation, any collateral securing any Obligation or this Guaranty, or the liability of any other party responsible for payment of any Obligation; and (iv) accept partial payments, and apply any payments and all other amounts received from the Borrower, from liquidation of any collateral or from any other guarantor to the Obligations (or any other amounts due to the Bank) in any manner that the Bank elects. The Guarantor also expressly agrees that the Guarantor’s liability will not be reduced or discharged by the Bank’s failure or delay in perfecting (or to continue perfection of) any security interest, mortgage or other lien on any collateral securing the Obligations or this Guaranty, or to protect the value or condition of any such collateral. SUBJECT TO THE DOLLAR LIMITATION ABOVE, THE GUARANTOR SPECIFICALLY ACKNOWLEDGES THAT THIS GUARANTY COVERS ALL EXISTING AND FUTURE OBLIGATIONS OF THE BORROWER TO THE BANK REGARDLESSOF THE AMOUNT OF THOSE OBLIGATIONS; THAT THE BANK CAN MAKE ADDITIONAL EXTENSIONS OF CREDIT TO THE BORROWER WITHOUT NOTIFYING THE GUARANTOR;AND THAT THE BANK CAN DEMAND PAYMENT FROM AND IMPOSE LIABILITY ON THE GUARANTORWITHOUT FIRST TRYING TO COLLECT FROM THE BORROWER OR ANY OTHER GUARANTOR.

3. Waivers. The Guarantor expressly waives all rights of setoff and counterclaims, as well as diligence in collection or prosecution, presentment, demand of payment or performance, protest, notice of dishonor, nonpayment or nonperformance of any Obligation. The Guarantor also expressly waives notice of acceptance of this Guaranty, and the right to receive all other notices and demands of any kind relating to the Obligations or this Guaranty. The Guarantor agrees that any right of subrogation as to payment or enforcement of any security interest securing the Obligations shall not be enforceable by any Guarantor until the Bank is paid in full. In addition to, and not in substitution or lieu of, all of the other waivers and releases contained herein from the Guarantor, Guarantor hereby_ specifically, unconditionally and jointly and severally waives any and all defenses predicated upon: (i) change of ownership of any collateral covered by any mortgage, deed of trust or security agreement or other security instrument securing the Obligations; (ii) acquiring additional collateral; (iii) substitution of different collateral in exchange or exchanges for part or parts of any original collateral; (iv) sale or other disposition, either in whole or in part, of any collateral for the Obligations, without notice to the Guarantor unless otherwise required by applicable law; (v) the fact that there may be persons other than the Guarantor solvent and responsible for the payment of the Obligations; (vi) release, death, dissolution, liquidation or termination of the existence of the Borrower or any other guarantor; (vii) an election of remedies; or (viii) any other defenses based on surety ship or impairment of collateral.

4. Financial Information. The Guarantor warrants that all financial information previously provided to the Bank was accurate when given, and that no material adverse change has occurred in the Guarantor’s financial status since such information was given to the Bank. The Guarantor agrees to provide to the Bank from time to time upon request any information regarding the Guarantor’s financial condition which the Bank reasonably requests; and without request, the Guarantor will provide annual financial statements in form and content satisfactory to the Bank within 60 days of the end of each year.

5. Borrower’s Financial Condition. The Guarantor warrants and represents to the Bank that (i) the Guarantor is sufficiently knowledgeable and experienced in financial and business matters to evaluate and understand the risks assumed in connection with the execution of this Guaranty; (ii) the Guarantor has had the opportunity to examine the records, reports, financial statements, and other information relating to the financial condition of the Borrower; (iii) the Guarantor has relied solely upon investigations of the Borrower’s financial condition conducted by the Guarantor or the Guarantor’s authorized representative in deciding to execute this Guaranty; and (iv) the Guarantor, or its authorized representative, shall continue to independently review, monitor and investigate the financial condition of the Borrower while this Guaranty is in effect. The Guarantor specifically relieves the Bank of any duty, obligation or responsibility of any nature whatsoever to advise the Guarantor of any change in the Borrower’s financial condition.

6. Collateral; Setoff. The Guarantor grants to the Bank a security interest in all property in which the Guarantor has an ownership interest which is now or in the future in the possession of the Bank to secure payment under this Guaranty. The Guarantor hereby authorizes the Bank, without further notice to anyone, to charge any account of the Guarantor for the amount of any and all Obligations due under this Guaranty, and grants the Bank a contractual right to set off (without notice or demand) amounts due hereunder against all depository account balances, cash and other property now or hereafter in the possession of the Bank and the right to refuse to allow withdrawals from any account (collectively “Setoff 7. This Guaranty is also secured by any and all security interests, pledges, mortgages/deeds of trust (unless securing only a specific obligation other than this Guaranty) or liens now or hereafter in existence granted to the Bank to secure indebtedness of the Guarantor to the Bank, including without limitation as described in the following documents: TWO DEEDS OF TRUST DATED 6/27/05 ON PROPERTIES LOCATED IN BREMERTON, WA, AND IN BELLEVUE, WA.

7. Duration of Guaranty; Revocation; Continuing Obligations. This is a continuing Guaranty and shall not be revoked by death, dissolution, merger, bankruptcy, incompetency or insolvency of the Guarantor. This Guaranty shall remain in full force and effect with respect to the Guarantor until the Bank receives written notice from the Guarantor revoking this Guaranty as to the Guarantor. In the, event that this Guaranty is revoked by the Guarantor, said revocation shall have no effect on the continuing liability of the Guarantor to guarantee unconditionally the prompt payment of all Obligations which are contracted or incurred before the revocation becomes effective, including such prior Obligations which are subsequently renewed, modified or extended after the revocation becomes effective, as well as all extensions of credit made after revocation pursuant to commitments made prior to such revocation. Revocation of this Guaranty by any Guarantor shall not relieve any other Guarantor of any liability hereunder after the effective date of such revocation.

8. Acceleration of Obligations; Successors; Multiple Guarantors. If the Guarantor shall die or cease to exist, become the subject of any incompetency proceedings, become the subject of any bankruptcy or insolvency proceedings, or fail to comply with the terms of this Guaranty, any document securing this guaranty or any related document, the Guarantor’s liability hereunder to pay the Obligations shall become immediately due and payable whether or not the Obligations are then due and payable by the Borrower or any other guarantor. This Guaranty shall inure to the benefit of the Bank, its successors and assigns and of the holder and owner of any of the Obligations, and shall be binding on heirs, executors, administrators, successors and assigns of the Guarantor. If there is more than one Guarantor, the liability of the Guarantors shall be joint and several, and the reference to the “Guarantor” shall be deemed to refer to all Guarantors.

9. Severability; Prior Agreements; Amendment. Invalidity of any provision of this Guaranty shall not affect the validity of any other provision. This Guaranty, the collateral documents securing this Guaranty and the documents evidencing the Obligations contain the entire agreement of the parties regarding this matter; and any prior representations, promises or agreements (whether oral or written) which are not a part of this Guaranty or the documents described above are not enforceable. The terms of this Guaranty may not be altered, amended or waived except by another written agreement signed by the Guarantor and the Bank. Unless specifically limited in scope this Guaranty shall not supersede any earlier guaranty of the Guarantor in which the Bank has an interest nor shall any later guaranty supersede this Guaranty. The effect of any earlier or later guaranty shall be cumulative with this Guaranty.

10. Copies; Entire Agreement; Modification. The Guarantor hereby acknowledges the receipt of a copy of this Guaranty. This Guaranty is a “transferable record” as defined in applicable law relating to electronic transactions. Therefore, the holder of this Guaranty may, on behalf of Guarantor, create a microfilm or optical disk or other electronic image of this Guaranty that is an authoritative copy as defined in such law. The holder of this Guaranty may store the authoritative copy of such Guaranty in its electronic form and then destroy the paper original as part of the holder’s normal business practices. The holder, on its own behalf, may control and transfer such authoritative copy as permitted by such law.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING, EXPRESSING CONSIDERATION AND SIGNED BY THE PARTIES ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. THE TERMS OF THIS AGREEMENTMAY ONLY BE CHANGED BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE SHALL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN GUARANTOR AND THE BANK. A MODIFICATION OF ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN GUARANTOR AND THE BANK, WHICH OCCURS AFTER RECEIPT BY GUARANTOR OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT. ORAL OR IMPLIED MODIFICATIONS TO SUCH CREDIT AGREEMENTSARE NOT ENFORCEABLEAND SHOULD NOT BE RELIED UPON.

11. Governing Law; Jurisdiction. This Guaranty shall be governed by the internal laws of the State of OREGON except to the extent superseded by Federal law. THE GUARANTORHEREBY CONSENTSTO THE EXCLUSIVEJURISDICTIONOF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF THE BANK’S BRANCH WHERE THE LOAN WAS ORIGINATED, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTESOR PROCEEDINGSRELATINGTO THIS GUARANTY,THE COLLATERAL,ANY RELATED DOCUMENT, OR ANY TRANSACTIONSARISINGTHEREFROM,OR ENFORCEMENTAND/OR INTERPRETATIONOF ANY OF THE FOREGOING. Nothing herein shall affect the Bank’s right to serve process in any manner permitted by law, or limit the Bank’s right to bring proceedings against the Guarantor in the competent courts of any other jurisdiction or jurisdictions.

Dated: JUNE 27, 2005

(Individual Guarantor)

/s/ STEVEN WHITE

Guarantor Name STEVEN M. WHITE

Guarantor Name (Organization) a

By

Name and Title                                                                                                                                                N/A          By

Name and Title                                                               N/A

PURPOSE AND CONSENT. Each Guarantor who is married represents that this obligation is incurred in the interest of his or her marriage or family. The spouse of each Guarantor who has not signed above as a Guarantor consents to the Guarantor entering into this Guaranty, but said spouse of each Guarantor is not a party to this Guaranty.

                                                           N/A                                                                                   Date:
Guarantor

                                                           N/A                                                                                   Date:
Guarantor’s Spouse